EX99.23(j)(1)(A)


                Consent of Independent Auditors


We consent to the references to our firm under the captions
"Financial Highlights" in the Prospectus and "Independent
Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 6, 1999, in the Registration Statement (Form N-1A) and related Prospectus of
David L. Babson Growth Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 77 under the
Securities Act of 1933 (Registration No. 2-15530) and Amendment
No. 78 under the Investment Company Act of 1940 (Registration No.
811-901).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
August 25, 1999

EX99.23(j)(1)(B)


                Consent of Independent Auditors


We consent to the references to our firm under the captions
"Financial Highlights" in the Prospectus and "Independent
Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 6, 1999, in the Registration Statement (Form N-1A) and related Prospectus of
D. L. Babson Money Market Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 26 under the
Securities Act of 1933 (Registration No. 2-65761) and Amendment
No. 28 under the Investment Company Act of 1940 (Registration No.
811-2963).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
August 25, 1999

EX99.23(j)(1)(C)


                Consent of Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent
Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 6, 1999, in the Registration Statement (Form N-1A) and related Prospectus of
D. L. Babson Tax-Free Income Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 26 under the Securities Act of 1933 (Registration No. 2-65489) and Amendment
No. 27 under the Investment Company Act of 1940 (Registration No.
811-2948).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
August 25, 1999

EX99.23(j)(1)(D)


                Consent of Independent Auditors


We consent to the references to our firm under the captions
"Financial Highlights" in the Prospectus and "Independent
Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 6, 1999, in the Registration Statement (Form N-1A) and related Prospectus of
Babson-Stewart Ivory International Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 16 under the Securities Act of 1933 (Registration No. 33-17762) and Amendment
No. 17 under the Investment Company Act of 1940 (Registration No.
811-5386).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
August 25, 1999

EX99.23(j)(1)(E)


                Consent of Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent
Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 6, 1999, in the Registration Statement (Form N-1A) and related Prospectus of
Shadow Stock Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 16 under the Securities Act of 1933 (Registration No. 33-15074) and Amendment
No. 18 under the Investment Company Act of 1940 (Registration No.
811-5218).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
August 25, 1999

EX99.23(j)(1)(F)


                Consent of Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent
Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 6, 1999, in the Registration Statement (Form N-1A) and related Prospectus of
Babson Enterprise Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 20 under the Securities Act of 1933 (Registration No. 2-85791) and Amendment
No. 21 under the Investment Company Act of 1940 (Registration No.
811-3823).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
August 25, 1999

EX99.23(j)(1)(G)


                Consent of Independent Auditors


We consent to the references to our firm under the captions
"Financial Highlights" in the Prospectus and "Independent
Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 6, 1999, in the Registration Statement (Form N-1A) and related Prospectus of
Babson Enterprise Fund II, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 11 under the Securities Act of 1933 (Registration No. 33-39321) and Amendment
No. 12 under the Investment Company Act of 1940 (Registration No.
811-6252).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
August 25, 1999

EX99.23(j)(1)(H)


                Consent of Independent Auditors


We consent to the references to our firm under the captions
"Financial Highlights" in the Prospectus and "Independent
Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 6, 1999, in the Registration Statement (Form N-lA) and related Prospectus of
Babson Value Fund, Inc. filed with the Securities and
Exchange Commission in this Post-Effective Amendment No. 18 under the Securities Act of 1933 (Registration No. 2-93363) and
Amendment No. 20 under the Investment Company Act of 1940
(Registration No. 811-4114).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
August 25, 1999

EX99.23(j)(1)(I)


                Consent of Independent Auditors


We consent to the references to our firm under the captions
"Financial Highlights" in the Prospectus and "Independent
Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 6, 1999, in the Registration Statement (Form N-1A) and related Prospectus of
D. L. Babson Bond Trust filed with the Securities and
Exchange Commission in this Post-Effective Amendment No. 100 under the Securities Act of 1933 (Registration No. 2-10002) and
Amendment No. 100 under the Investment Company Act of 1940
(Registration No. 811-495).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
August 25, 1999